united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Cozad Small Cap Value Fund

Class A: COZAX
Class I: COZIX
Class N: COZNX

Annual Report
June 30, 2016

1-855-528-0707
www.cozadfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

2501 Galen Drive • P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 • (800) 437-1686 FAX (217) 355-1359

Dear Shareholders:

We are pleased to present you with the Cozad Small Cap Value Fund Annual Report for the year ended June 30, 2016. We are excited about the opportunities going forward for Long-Term Value Investors, and we are honored to have your support and trust as we continue to move forward. We believe our long-term, disciplined investment approach and unique behavioral view of the market may reward patient, value-focused investors.

Reviewing the past year encompasses many events that resulted in more frequent periods of volatility. Most notably these events started with the commodities crash in August 2015 and ended with the UK’s decision to leave the European Union, or “Brexit” as it has come to be known, on June 23rd. During each separate event, the value investment style came sharply into focus, and it is always worth reminding ourselves why this tends to be the case.

At its core, Value investing, pioneered by Benjamin Graham and mastered by the likes of Warren Buffett, is the practice of finding and buying companies which have become ignored by the market despite possessing quality balance sheets and stable revenue streams. Both academic and professional studies have shown repeatedly that placing our assets in such companies is a winning long-term decision. Otherwise stated, paying less for something more valuable is good practice.

This approach was taken further by Daniel Kahneman who is regarded as one of the founding fathers of Behavioral Finance. He understood that human psychology contributed significantly to decision-making and, in the late 70’s, began a collaboration that implemented his research within the practice of the investment industry. Emotions are particularly powerful influences on actions. In the market, this is often represented by the evil twins of Hubris (“You can’t miss this opportunity”) and Hatred (“This company is good for nothing”). These emotions lead to overreaction in both buying and selling, respectively, and embody the damaging investment approach “buy high, sell low”.

Negative sentiment, like that which sent the market down broadly to start 2016, presents potential opportunities for prudent investors. Our small-cap value team is no exception, and we diligently sought out companies that the market had discounted heavily despite solid financial positions and executives willing to purchase their own stock. In addition to diligently seeking quality companies subject to short term price dislocation, our team remains loyal to our Value centric approach. The disproportionate and unwarranted underperformance of Value was the theme of our messaging over the past year. Thus far in 2016, Value – the Champion of Risk Aversion – continues to prove its merit.

Thank you for being a shareholder of the Cozad Small Cap Value Fund. We are honored to be a trusted asset and relationship within your overall investment allocation.

Sincerely,

Greg Cozad, President & CEO	David Wetherell, Portfolio Manager
Cozad Asset Management, Inc.

2501 Galen Drive • P.O. Box 3669 Champaign, Illinois 61826 (217) 356-8363 • (800) 437-1686 FAX (217) 355-1359

Performance Discussion:

Just as small-caps tend to lead the way down, they tend to be the strongest to rise in a recovery, and 2016 has been no exception. In the period of a year where the entire small-cap value asset class recognized a maximum drawdown return of -22.55% from its peak to its trough, the small-cap recovery – starting February 12th – has been remarkable in 2016. For the one year ended June 30,2016 COZIX returned -3.08%, Calendar Year to Date the Cozad Small Cap Value Fund I shares have returned +6.28%.

Remaining true to our contrarian roots, the UK’s exit vote proved to be a welcome opportunity and prudent decision-making to deploy cash on hand. On a relative basis, many sectors that led 1Q’s strong outperformance reversed direction as investors pushed for yield and punished retail and hotel businesses. Accordingly, these two industries are experiencing some of the strongest buy signals. The “Amazon Effect” and “Airbnb Effect”, i.e. Death of the brick and mortars and hotels, have led to fear-based selling, significantly driving down valuations and causing the industries to be almost wholly overlooked. Benefitting the Fund were strong returns to Utilities and Financials – specifically in the REIT space – primarily due to the aforementioned investor search for safety and yield. This has led to increasing valuations within these areas of the market. Contrarily, in a vein similar to retail and hotels, banks are being overlooked due to the rate increase delays and skittish reactions to energy credits. While tangible implications exist, these perceived challenges are being exaggerated creating the potential for surprise.

Individual performance as measured over the past year and by the largest contributors underscores the themes above. The Fund’s largest negative contributors continued to be related to oil and retail and were represented by Bristow Group (BRS) -1.79%, Tidewater (TDW) -0.97%, Dynegy (DYN) -0.64%, Greenbrier (GBX) -0.55%, and CBL Properties (CBL) -0.67%, respectively. Unsurprisingly, the Fund’s largest positive contributors to performance were squarely focused in the search for safety and yield in utilities and REITs. Specifically, these positions were BWX Tech (BWXT) +2.25%, New Jersey Resources (NJR) +0.67%, El Paso Electric (EE) +0.52%, Southwest Gas (SWX) +0.43%, and Dupont Fabros Tech (DFT) +1.13%, respectively.

Cozad Asset Management, Inc. (“CAM”) has maintained a stance consistent with its historical approach. Studies in behavioral finance demonstrate that there are predictable movements in stock prices. These movements are the possible result of inefficiencies in investor reaction to important corporate decisions, suggesting that investors underreact to important announcements. The strategy seeks long-term capital appreciation through the application of a robust body of academic research focused in behavioral finance with two goals of seeking to generate stable, consistent alpha by using key information signals and managing risk at or below the benchmark. CAM looks for stocks with a combination of the following qualities:

▪	They exhibit positive information signals;

▪	They are reasonably valued relative to peer companies; and

▪	They possess strong balance sheets and have higher quality characteristics relative to peer companies.

Outlook for the remainder of this calendar year, 2016:

▪	Value stocks should increase their strong performance relative to Growth once interest rates resume their climb.

▪	The consumer is not as weak as the broad sector seems to portray and presents attractive investment opportunities, potentially setting consumer discretionary up to be an outperformer.

▪	Oil prices may remain range-bound contributing to stabilization of profits at the cost of continued market volatility.

▪	The Federal Reserve will not raise rates until after elections furthering stretched valuations and potentially risky corporate behavior in certain sectors/industries.

Drawdown The peak-to-trough decline during a specific record period of an investment, fund or commodity. A drawdown is usually quoted as the percentage between the peak and trough.

Alpha A risk-adjusted measure of the active return on investment. It is a measure of the manager’s contribution to performance. A positive annual Alpha indicates the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio underperformed in relation to the market.

Past performance is no assurance of future results. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

Mutual Funds involve risk, including possible loss of principal. The Adviser has a limited history of managing mutual funds for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results. The price of small-capitalization company stocks may be subject to more abrupt market movements than larger, more established companies in general. The fund can have a higher portfolio turnover that can result in higher transactional costs and may result in higher taxes when the Funds shares are held in a taxable account.

Cozad Asset Management, Inc. and M Holdings Securities, Inc are not affiliated with Northern Lights Distributors.

7578-NLD-7/21/2016

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmark:

			Annualized	Annualized
		Annualized	Inception**-	Inception***-
	One Year	Five Year	June 30, 2016	June 30, 2016
Cozad Small Cap Value Fund – Class A	(3.28)%	N/A	N/A	(2.43)%
Cozad Small Cap Value Fund – Class A with load	(8.84)%	N/A	N/A	(5.28)%
Cozad Small Cap Value Fund – Class N	(3.26)%	N/A	N/A	(2.35)%
Cozad Small Cap Value Fund – Class I****	(3.08)%	8.74%	11.16%	N/A
Russell 2000 Value Total Return*****	(2.58)%	8.15%	10.46%	(0.92)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The returns would have been lower had the Advisor not waived its fees. The Fund’s total annual operating expenses, before any fee waiver, are 2.26% for Class A and Class N shares and 2.01% for Class I shares per the November 1, 2015 prospectus. Class A shares are subject to a maximum sales charge of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-855-528-0707.

**	Inception date is September 30, 2010 for Class I shares.

***	Inception date is July 1, 2014 for Class A and N shares.

****	The Fund is the successor to the Cozad Small Cap Value Fund I, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations as a mutual fund. The Predecessor Fund was managed by Cozad Asset Management, Inc., and has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on July 1, 2014. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). Had the Predecessor Fund been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

*****	The Russell 2000 Value Total Return measures the performance of Russell 2000 Index companies with lower price to-book ratios and lower forecasted growth values. The Russell 2000 Index measures smallest companies in the Russell 3,000 Index. You cannot invest directly in and Index.

Comparison of the Change in Value of a $10,000 Investment

COZAD SMALL CAP VALUE FUND
PORTFOLIO REVIEW (Unaudited)(Continued)
June 30, 2016

The Fund’s top industry sector and investment type were as follows as of June 30, 2016:

Industry Sector/Investment Type	% of Net Assets
Common Stocks
Financial	38.1%
Consumer, Cyclical	13.5%
Industrial	11.3%
Utilities	8.5%
Technology	7.5%
Consumer, Non-cyclical	7.4%
Basic Materials	5.0%
Energy	4.1%
Communications	3.1%
Other Assets Less Liabilities	1.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Fair Value
	COMMON STOCKS - 98.5%
	AEROSPACE/DEFENSE - 0.4%
1,700	Kaman Corp.	$72,284
1,700	Triumph Group, Inc.	60,350
		132,634
	AGRICULTURE - 0.6%
5,000	The Andersons, Inc.	177,700

	AIRLINES - 0.6%
4,200	Spirit Airlines, Inc. *	188,454

	APPAREL - 0.5%
1,100	Deckers Outdoor Corp. *	63,272
2,800	Unifi, Inc. *	76,244
		139,516
	AUTO PARTS & EQUIPMENT - 1.0%
5,700	Cooper Tire & Rubber Co.	169,974
10,800	Dana Holding Corp.	114,048
		284,022
	BANKS - 13.4%
28,450	Associated Banc-Corp.	487,917
64,350	First Commonwealth Financial Corp.	592,020
32,600	Fulton Financial Corp.	440,100
11,700	Hancock Holding Co.	305,487
8,360	MB Financial, Inc.	303,301
47,400	Old National Bancorp.	593,922
26,720	Southwest Bancorp, Inc.	452,370
8,900	UMB Financial Corp.	473,569
14,200	Union Bankshares Corp.	350,882
		3,999,568
	BEVERAGES - 0.2%
320	The Boston Beer Co., Inc. *	54,730

	CHEMICALS - 1.3%
6,800	Calgon Carbon Corp.	89,420
5,750	Olin Corp.	142,830
2,550	Stepan Co.	151,802
		384,052
	COMMERCIAL SERVICES - 1.3%
1,100	Korn/Ferry International	22,770
6,705	McGrath RentCorp.	205,106
2,030	Morningstar, Inc.	166,013
		393,889
	COMPUTERS - 2.2%
26,800	Brocade Communications Systems, Inc.	246,024
8,000	Insight Enterprises, Inc. *	208,000
3,500	Science Applications International Corp.	204,225
		658,249
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
5,740	FBR & Co.	85,698
13,100	Investment Technology Group, Inc.	219,032
5,200	Legg Mason, Inc.	153,348
4,200	Stifel Financial Corp.*	132,090
1,700	Virtus Investment Partners, Inc.	121,006
		711,174

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Fair Value
	ELECTRIC - 3.9%
7,600	Avista Corp.	$340,480
18,350	Dynegy, Inc. *	316,354
10,800	El Paso Electric Co.	510,516
		1,167,350
	ELECTRONICS - 1.2%
5,500	Methode Electronics, Inc.	188,265
13,300	Vishay Intertechnology, Inc.	164,787
		353,052
	ENGINEERING & CONSTRUCTION - 1.6%
15,800	Aegion Corp. *	308,258
3,200	EMCOR Group, Inc.	157,632
		465,890
	ENTERTAINMENT - 1.5%
5,500	Dolby Laboratories, Inc.	263,175
13,400	SeaWorld Entertainment, Inc.	192,022
		455,197
	ENVIRONMENTAL CONTROL - 0.6%
5,900	Tetra Tech, Inc.	181,396

	FOOD - 2.0%
9,000	Dean Foods Co.	162,810
6,900	Flowers Foods, Inc.	129,375
3,600	Sanderson Farms, Inc.	311,904
		604,089
	FOREST PRODUCTS & PAPER - 1.4%
2,660	Clearwater Paper Corp. *	173,884
13,000	PH Glatfelter Co.	254,280
		428,164
	GAS - 4.1%
15,250	New Jersey Resources Corp.	587,888
3,900	Northwest Natural Gas Co.	252,798
4,800	Southwest Gas Corp.	377,808
		1,218,494
	HAND/MACHINE TOOLS - 0.6%
2,500	Franklin Electric Co., Inc.	82,625
4,200	Kennametal, Inc.	92,862
		175,487
	HEALTHCARE PRODUCTS - 2.3%
5,650	Analogic Corp.	448,836
3,950	Haemonetics Corp. *	114,511
2,600	Patterson Cos, Inc.	124,514
		687,861
	HOME FURNISHINGS - 2.1%
63,230	TiVo, Inc. *	625,977

	HOUSEWARES - 0.5%
2,600	Tupperware Brands Corp.	146,328

	INSURANCE - 5.8%
19,200	CNO Financial Group, Inc.	335,232
16,350	First American Financial Corp.	657,597
8,450	Primerica, Inc.	483,678
4,904	ProAssurance Corp.	262,609
		1,739,116

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Fair Value
	IRON & STEEL - 2.3%
6,400	Carpenter Technology Corp.	$210,752
1,800	Commercial Metals Co.	30,420
4,604	Schnitzer Steel Industries, Inc.	81,030
8,600	Worthington Industries, Inc.	363,780
		685,982
	LODGING - 0.7%
10,444	The Marcus Corp.	220,368

	MACHINERY - CONSTRUCTION & MINING - 1.8%
10,950	Oshkosh Corp.	522,425

	MACHINERY - DIVERSIFIED - 3.0%
3,900	AGCO Corp.	183,807
15,100	Briggs & Stratton Corp.	319,818
7,300	BWX Technologies, Inc.	261,121
2,000	Lindsay Corp.	135,720
		900,466
	MEDIA - 1.0%
17,300	Time, Inc.	284,758

	METAL FABRICATE/HARDWARE - 1.1%
4,600	The Timken Co.	141,036
1,450	Valmont Industries, Inc.	196,142
		337,178
	OFFICE FURNISHING - 0.4%
2,500	HNI Corp.	116,225

	OIL & GAS - 1.7%
8,600	Diamond Offshore Drilling, Inc.	209,238
1,100	Murphy USA, Inc. *	81,576
5,300	Patterson-UTI Energy, Inc.	112,996
4,450	Western Refining, Inc.	91,803
		495,613
	OIL & GAS SERVICES - 2.4%
14,350	Bristow Group, Inc.	163,733
2,100	Forum Energy Technologies, Inc. *	36,351
3,600	Oceaneering International, Inc.	107,496
1,900	Oil States International, Inc. *	62,472
2,900	SEACOR Holdings, Inc.*	168,055
10,000	Superior Energy Services, Inc.	184,100
		722,207
	PHARMACEUTICALS - 1.0%
7,650	Owens & Minor, Inc.	285,957

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 12.8%
35,350	Cousins Properties, Inc.	$367,640
7,150	DCT Industrial Trust, Inc.	343,486
10,850	DuPont Fabros Technology, Inc.	515,809
2,750	EPR Properties	221,870
3,900	First Industrial Realty Trust, Inc.	108,498
14,950	The GEO Group, Inc.	510,991
9,700	Healthcare Realty Trust, Inc.	339,403
9,350	LaSalle Hotel Properties	220,473
1,550	National Health Investors, Inc.	116,389
21,000	RLJ Lodging Trust	450,450
8,610	Ryman Hospitality Properties, Inc.	436,096
16,828	Sunstone Hotel Investors, Inc.	203,114
		3,834,219
	RETAIL - 5.3%
7,300	Bloomin’ Brands, Inc.	130,451
2,300	Bob Evans Farms, Inc.	87,285
3,600	Brinker International, Inc.	163,908
2,400	The Cheesecake Factory, Inc.	115,536
3,200	CST Brands, Inc.	137,856
13,500	DSW, Inc.	285,930
4,840	GameStop Corp.	128,647
3,300	GNC Holdings, Inc.	80,157
6,100	Guess?, Inc.	91,805
3,800	Penske Automotive Group, Inc.	119,548
8,500	Sonic Automotive, Inc.	145,435
19,000	Stage Stores, Inc.	92,720
		1,579,278
	SAVING & LOANS - 3.7%
11,123	Berkshire Hills Bancorp, Inc.	299,431
16,100	Flushing Financial Corp.	320,068
12,600	Oritani Financial Corp.	201,474
12,450	Washington Federal, Inc.	302,037
		1,123,010
	SEMICONDUCTORS - 5.0%
19,580	Cree, Inc. *	478,535
17,300	QLogic Corp. *	255,002
18,940	Rovi Corp. *	296,222
16,320	Teradyne, Inc.	321,341
5,200	Tessera Technologies, Inc.	159,328
		1,510,428
	STORAGE - 0.2%
3,660	Rackspace Hosting, Inc. *	76,348

	STORAGE/WAREHOUSING - 0.9%
7,900	Mobile Mini, Inc.	273,656

	TELECOMMUNICATIONS - 2.2%
10,180	ADTRAN, Inc.	189,857
13,500	DigitalGlobe, Inc. *	288,765
4,100	Plantronics, Inc.	180,400
		659,022

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Fair Value
	TRANSPORTATION - 0.4%
7,400	Heartland Express, Inc.	$128,686

	TRUCKING & LEASING - 0.6%
6,220	The Greenbrier Cos, Inc.	181,189

	WATER - 0.5%
3,600	American States Water Co.	157,752

	TOTAL COMMON STOCKS (Cost $29,024,431)	29,467,156

	SHORT-TERM INVESTMENT - 1.2%
	MONEY MARKET FUND - 1.2%
349,813	Dreyfus Cash Management, Institutional Shares, 0.03%** (Cost $349,813)	349,813

	TOTAL INVESTMENTS - 99.7% (Cost $29,374,244) (a)	$29,816,969
	OTHER ASSETS LESS LIABILITIES - 0.3%	98,791
	NET ASSETS - 100.0%	$29,915,760

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,825,092 and differs from fair market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,592,978
Unrealized Depreciation:	(2,601,101)
Net Unrealized Depreciation:	$(8,123)

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2016.

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

ASSETS
Investment in securities at fair value (cost $29,374,244)	$29,816,969
Receivable for securities sold	307,902
Dividends and interest receivable	54,485
Prepaid Expenses & other assets	7,483
TOTAL ASSETS	30,186,839

LIABILITIES
Payable for securities purchased	245,072
Investment advisory fees payable	9,746
Distribution (12b-1) fees payable	222
Payable to related parties	960
Accrued expenses and other liabilities	15,079
TOTAL LIABILITIES	271,079
NET ASSETS	$29,915,760

Net Assets Consist Of:
Paid in capital	$30,817,295
Accumulated net investment income	155,698
Accumulated net realized loss from security transactions	(1,499,958)
Net unrealized appreciation on investments	442,725
NET ASSETS	$29,915,760

Net Asset Value Per Share:
Class A Shares:
Net Assets	$274,142
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15,023
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$18.25
Maximum offering price per share (maximum sales charge of 5.75%)	$19.36

Class I Shares:
Net Assets	$29,641,599
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,621,393
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$18.28

Class N Shares:
Net Assets	$19	*
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$18.28
* NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

INVESTMENT INCOME
Dividends	$742,222
Interest	988
TOTAL INVESTMENT INCOME	743,210

EXPENSES
Investment advisory fees	361,568
Distribution (12b-1) fees:
Class A	661
Transfer agent fees	45,812
Administrative services fees	43,357
Accounting services fees	28,006
Audit fees	15,624
Compliance officer fees	13,811
Trustees fees and expenses	11,904
Printing and postage expenses	11,679
Legal fees	11,004
Registration fees	6,617
Custodian fees	4,623
Non 12b-1 shareholder servicing	3,878
Insurance expense	1,143
Other expenses	4,983
TOTAL EXPENSES	564,670

Less: Fees waived by the Adviser	(202,468)

NET EXPENSES	362,202
NET INVESTMENT INCOME	381,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(1,428,428)
Distributions of capital gains from underlying investment companies	3,957
Net change in unrealized appreciation on investments	154,053

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,270,418)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(889,410)

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2016	2015**
FROM OPERATIONS
Net investment income	$381,008	$321,605
Net realized loss from security transactions	(1,428,428)	(819,379)
Distributions of capital gains from underlying investment companies	3,957	19,490
Net change in unrealized appreciation on investments	154,053	288,672
Net decrease in net assets resulting from operations	(889,410)	(189,612)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(4,450)	— ***
Class I	(455,754)	(305,138)
Class N	— ***	— ***
From net investment income:
Class A	(1,441)	— ***
Class I	(197,598)	(190,167)
Class N	— ***	— ***
Net decrease in net assets resulting from distributions to shareholders	(659,243)	(495,305)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,082	284,589
Class I	2,578,225	30,538,418
Class N	—	20
Net asset value of shares issued in reinvestment of distributions:
Class A	5,891	—
Class I	629,449	494,806
Payments for shares redeemed:
Class A	—	(4,815)
Class I	(1,568,672)	(814,663)
Net increase in net assets resulting from shares of beneficial interest	1,650,975	30,498,355

TOTAL INCREASE IN NET ASSETS	102,322	29,813,438

NET ASSETS
Beginning of Year	29,813,438	—
End of Year *	$29,915,760	$29,813,438
* Includes accumulated net investment income of:	$155,698	$16,458

**	The Cozad Small Cap Value Fund commenced operations as a series of Northern Lights Fund Trust III on July 1, 2014.

***	Amount represents less than $0.50.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30,	June 30,
	2016	2015*
SHARE ACTIVITY
Class A:
Shares Sold	318	14,597
Shares Reinvested	352	—
Shares Redeemed	—	(244)
Net increase in shares of beneficial interest outstanding	670	14,353

Class I:
Shares Sold	147,349	1,541,551
Shares Reinvested	37,534	26,404
Shares Redeemed	(89,969)	(41,476)
Net increase in shares of beneficial interest outstanding	94,914	1,526,479

Class N:
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

*	The Cozad Small Cap Value Fund commenced operations as a series of Northern Lights Fund Trust III on July 1, 2014.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended
Class A	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$19.32	$20.00
Activity from investment operations:
Net investment income (2)	0.20	0.24
Net realized and unrealized loss on investments	(0.87)	(0.56)
Total from investment operations	(0.67)	(0.32)

Less distributions from:
Net investment income	(0.10)	(0.14)
Net realized gains	(0.30)	(0.22)
Total distributions	(0.40)	(0.36)
Net asset value, end of year	$18.25	$19.32
Total return (3)	(3.28)%	(1.58)%
Net assets, at end of year (000s)	$274	$277
Ratio of gross expenses to average net assets (4)(5)(6)	2.28%	2.26%
Ratio of net expenses to average net assets (5)(6)	1.55%	1.55%
Ratio of net investment income to average net assets (5)(6)(7)	1.12%	1.23%
Portfolio Turnover Rate	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class A shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended
Class I	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$19.35	$20.00
Activity from investment operations:
Net investment income (2)	0.24	0.25
Net realized and unrealized loss on investments	(0.88)	(0.54)
Total from investment operations	(0.64)	(0.29)

Less distributions from:
Net investment income	(0.13)	(0.14)
Net realized gains	(0.30)	(0.22)
Total distributions	(0.43)	(0.36)
Net asset value, end of year	$18.28	$19.35
Total return (3)	(3.08)%	(1.43)%
Net assets, at end of year (000s)	$29,642	$29,536
Ratio of gross expenses to average net assets (4)(5)(6)	2.03%	2.01%
Ratio of net expenses to average net assets (5)(6)	1.30%	1.30%
Ratio of net investment income to average net assets (5)(6)(7)	1.37%	1.26%
Portfolio Turnover Rate	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class I shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year

	Year Ended	Year Ended
Class N	June 30, 2016	June 30, 2015 (1)
Net asset value, beginning of year	$19.35	$20.00
Activity from investment operations:
Net investment income (2)	0.30	0.25
Net realized and unrealized loss on investments	(0.97)	(0.54)
Total from investment operations	(0.67)	(0.29)

Less distributions from:
Net investment income	(0.10)	(0.14)
Net realized gains	(0.30)	(0.22)
Total distributions	(0.40)	(0.36)
Net asset value, end of year	$18.28	$19.35
Total return (3)	(3.26)%	(1.43)%
Net assets, at end of year (8)	$19	$20
Ratio of gross expenses to average net assets (4)(5)(6)	2.28%	2.26%
Ratio of net expenses to average net assets (5)(6)	1.55%	1.55%
Ratio of net investment income to average net assets (5)(6)(7)	1.12%	1.23%
Portfolio Turnover Rate	62%	70%

(1)	The Cozad Small Cap Value Fund’s Class N shares commenced operations on July 1, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of its expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include the expenses of other investment companies in which the Fund invests, as these expenses are included in the realized and unrealized gain/(loss) on investments.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Actual net assets, not truncated.

See accompanying notes to financial statements.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	ORGANIZATION

The Cozad Small Cap Value Fund (the “Fund”), is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund acquired all of the assets and liabilities of the Cozad Small Cap Value Fund I, LP (“Predecessor Fund”), in a tax-free reorganization on July 1, 2014 (the “Reorganization”). The Predecessor Fund was a limited partnership organized on September 30, 2010. In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund on July 1, 2014.

The Fund currently offers Class A, Class I, and Class N shares. Class I, Class N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in non-exchange traded open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s assets measured at fair value:

COZAD SMALL CAP VALUE FUND
Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$29,467,156	$—	$—	$29,467,156
Short-Term Investment	349,813	—	—	349,813
Total	$29,816,969	$—	$—	$29,816,969

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that Fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $19,376,113 and $17,290,621 respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Cozad Asset Management, Inc. serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily net assets. For the year ended June 30, 2016, the Fund incurred $361,568 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until October 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes, or extraordinary expenses, such as litigation expense, not incurred in the ordinary course of the Fund’s business) do not exceed 1.55% per annum of Class A shares average daily net assets, 1.30% per annum of Class I average daily net assets, and 1.55% per annum of Class N shares average daily net assets (the “Expense Limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Total Operating Expenses attributable to Class A, Class I and Class N shares are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the lower of the Expense Limitation then in place or in place at the time of waiver. If the Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek recoupment only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement upon 60 days written notice to the Adviser. For the year ended June 30, 2016, the Adviser waived $202,468 under the Waiver Agreement.

The following amounts are subject to recapture by the Adviser by the following dates:

6/30/2018	6/30/2019
$ 193,749	$ 202,468

COZAD SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class N, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plans, $661 in distribution fees for Class A was incurred during the year ended June 30, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended June 30, 2016, the Distributor received $373 from front-end sales charges of which $50 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$199,039	$324,675
Long-Term Capital Gain	460,204	170,630
Return of Capital	—	—
	$659,243	$495,305

COZAD SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

As of June 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$145,309	$—	$(1,038,721)	$—	$—	$(8,123)	$(901,535)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, and C-Corporation return of capital distributions received.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,038,721.

Permanent book and tax differences, primarily attributable to the gains/(losses) adjustments due to conversion, and adjustments for real estate investment trusts, partnerships, and C-Corporation return of capital distributions, resulted in reclassifications for the year ended June 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(420,169)	$(42,729)	$462,898

6.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Cozad Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Cozad Small Cap Value Fund (the Fund), a series of the Northern Lights Fund Trust III, as of June 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from July 1, 2014 (commencement of operations) through June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cozad Small Cap Value Fund as of June 30, 2016, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 1, 2014 (commencement of operations) through June 30, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 29, 2016

Cozad Small Cap Value Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2016

As a shareholder of the Cozad Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cozad Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16
Class A	$1,000.00	$1,061.70	$7.95	1.55%
Class I	1,000.00	1,062.80	6.67	1.30%
Class N	1,000.00	1,062.80	7.95	1.55%

	Beginning	Ending	Expense Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/16	6/30/16	1/1/16 - 6/30/16	1/1/16 - 6/30/16
Class A	$1,000.00	$1,017.16	$7.77	1.55%
Class I	1,000.00	1,018.40	6.52	1.30%
Class N	1,000.00	1,017.16	7.77	1.55%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized

COZAD SMALL CAP VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

Renewal of Advisory Agreement – Cozad Small Cap Value Fund

In connection with a meeting held on May 24th and 25th, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Cozad Asset Management Inc. (“CAM”), and the Trust, with respect to the Cozad Small Cap Value Fund (“Cozad” or the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to Cozad and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service. The Board noted that CAM was an established financial adviser that provides customized asset management services to high net worth individuals, families and institutions. The Board reviewed the background information of the key investment personnel involved with the management of the Fund and observed a significant level of experience in all areas of the investment management industry. The Board acknowledged the adviser utilizes a disciplined investment process based on ongoing academic, quantitative and fundamental research in order to identify and screen for undervalued investments available in the small cap universe. The Board noted that small cap companies can be risky investments, but that the adviser has strong research and sell processes to mitigate some of this risk. The Board highlighted that the firm had recently replaced their CCO with an experienced investment professional that has been with CAM since 2008. The Trustees expressed satisfaction that CAM has not had any material compliance or litigation issues since the previous approval of the advisory agreement. The Board agreed that CAM has a solid infrastructure and a strong, client-focused team and concluded that the firm has and should continue to provide quality service to the Fund and its shareholders.

Performance. The Board reviewed the performance of the Fund and noted that its one year performance was underwhelming as it was outperformed by its Morningstar category and benchmark, though was generally in-line with the performance of its peer group. Over the longer three year, five year and since inception periods, the Board observed that the Fund provided respectable returns, outperforming all of the comparison groups or benchmarks. The Board noted that the Fund’s less satisfactory short term performance was partially due to the Fund’s exposure to the energy sector and submitted that it seemed to be a minor short-term issue in an otherwise strong strategy, referencing the Fund’s strong performance over the longer term. In conclusion, the Board agreed that CAM has and should continue to provide reasonable performance to the Fund and its shareholders.

Fees & Expenses. The Board considered that CAM charges an annual advisory fee of 1.30%. The Board noted that this was higher than the Fund’s peer group average and Morningstar Category average, but that it was in the range of both. The Fund also acknowledged that the adviser had agreed

COZAD SMALL CAP VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

to limit the Fund’s annual operating expenses at 1.30% (excluding 12b-1 fees), resulting in an actual net advisory fee of 0.50%. When evaluating the Fund’s expense ratio (which took into account the fees waived by the adviser), the Trustees noted that it was slightly lower than the Morningstar category and slightly higher than the peer group. The Board also considered that the advisory fee was also significantly higher than the fees charged by CAM to its separate accounts, but noted that these accounts had very high minimum investment amounts, limiting administrative costs, and providing economies of scale to, the adviser. Taking into account the research required to operate the strategy and CAM’s agreement to limit expenses, the Board agreed that CAM’s advisory fee was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospect for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. A representative of CAM agreed that, as the Fund grows and the firm begins to achieve material economies of scale related to the Fund’s operation, CAM would be willing to discuss the implementation of breakpoints, with due regard for CAM’s previous losses. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of the Fund provided by CAM. They observed that fact that CAM showed a loss from its relationship with the Fund. The Trustees concluded this profitability level was not excessive.

Conclusion. Having requested and received such information from CAM as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders of Cozad.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Cozad Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years***
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008).	37	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	37	Monetta Mutual Funds (since 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	144	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008- 2011).	144	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	37	PS Technology, Inc. (2010-2013).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV and Northern Lights Variable Trust.

***	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

6/30/16-NLFT III-v1

Cozad Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	President	May 2015, indefinite	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	February 2013, indefinite	Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 - 2013), Legal Intern, NASDAQ OMX (2011 - 2011).
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-528-0707

6/30/16-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-528-0707 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-528-0707.

INVESTMENT ADVISER
Cozad Asset Management, Inc.
2501 Galen Drive
Champaign, Illinois 61821

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $13,500

2015 – $13,500

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees
2016 – $2,500

2015 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2016 – None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $0,000

2015 - $0,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/8/16

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/8/16